Oppenheimer Value Stock Fund
                   Supplement dated July 16, 1997 to the
                      Prospectus dated April 30, 1997

The Prospectus is changed as follows:

1. The following is added as the first paragraph under the heading How Much Must You Invest? in How to Buy Shares on page 26 :

     Shares of the Fund are not available for sale to new investors, including shares purchased by exchange from other Oppenheimer funds, lump-sum purchases, and purchases under an Asset Builder Plan (described on page 27) or by reinvestment of dividends or distributions from other Oppenheimer funds, or under the Reinvestment Privilege (described on page 39). Existing Fund shareholders may purchase additional Fund shares through subsequent investments or reinvestment of Fund dividends or distributions, until the Fund s closing date of July 25, 1997 at such time the reorganization of the Fund with and into Oppenheimer Disciplined Value Fund will occur. The foregoing is subject to the right of the Fund and the Distributor, in their complete discretion, to modify or terminate the terms of this offer at any time without prior notice. The remaining sections of this Prospectus are hereby amended to conform to the terms of this offer.


July 16, 1997                                                    PSP325.010

                           OPPENHEIMER BOND FUND
                   Supplement dated July 15, 1997 to the
                      Prospectus dated April 30, 1997

The Prospectus is changed as follows:

1. The fourth sentence of the sub-section captioned Who Manages the Fund in A Brief Overview of the Fund is revised as follows:

     Effective July 15, 1997, the Fund s portfolio manager, who is primarily responsible for the selection of the Fund s securities, is David P. Negri.

2. The sub-section captioned Portfolio Manager in How the Fund is Managed-The Manager and Its Affiliates on page 22 is revised as follows:

     Effective July 15, 1997, the Fund s portfolio manager is David
     P. He is the individual principally responsible for the day-to-day management of the Fund s portfolio. Mr. Negri is a Vice President of the Manager and of the Fund and has been a portfolio manager of the Fund since July 10, 1995.






July 15, 1997                                                   PSP0285.009

                           Oppenheimer Bond Fund
                   Supplement dated July 15, 1997 to the
         Statement of Additional Information Dated April 30, 1997

The Statement of Additional Information is amended as follows:

1. The second biographical paragraph in the section How the Fund is Managed on page 24 for David Rosenberg is hereby deleted.





































July 15, 1997                                                   SAI0285.004